UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 2, 2001


                                SCORE ONE, INC.
             (Exact name of registrant as specified in its charter)


       Nevada                         000-26717                 88-0409164
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer)
    of incorporation)                                     Identification Number)


                          Unit 2, 34/F Cable TV Tower
                              9 Hoi Shing Road
                                 Hong Kong
                  (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852.2406.8978


                               Not applicable
         (Former name or former address, if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 2, Score One, Inc., a Nevada corporation (the "Company"), accepted the resignation of Blackman Kalick Bartelstein LLP ("BKL"), as the Company's independent accountants. Effective August 9, 2001, the Company Engaged Clancy & Co., P.L.L.C ("CC") as the Company's new Independent accountants. The resignation of BKL and the retention of CC were accepted by the Company's Board of Directors.

Prior to the engagement of CC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

BKL audited the Company's financial statements for the period from January 1, 2000 to December 31, 2000. BKL's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2000 to December 31, 2000 and the period from January 1, 2001 to May 31, 2001, there were no disagreements with BKL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKL, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from January 1, 2000 to December 31, 2000 and the subsequent interim periods through May 31, 2001.

The Company has provided BKL with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of BKL's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
          EXHIBITS

      (a) Financial Statements. None
      (b) Pro Forma Financial Statements. None
      (c) Exhibits. Letter from Blackman Kallick Bartelstein LLP


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCORE ONE, INC.

Date:  August 21, 2001                 By:  /s/ WING CHEONG HO
                                          ______________________________
                                          Name: Wing Cheong Ho
                                          Title: President and
                                          Chief Executive Officer


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                               INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------

16.1      Letter from BKL International LLP


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                                                                EXHIBIT 16.1

                            [LETTERHEAD OF BLACKMAN
                            KALLICK BARTELSTEIN, LLP]

August 21, 2001


Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Score One, Inc. (the "Company"), (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 21, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,




/s/ Blackman Kallick Bartelstein LLP